Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
11.	Income Taxes

The Company has temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and their respective income tax basis, as measured by enacted state and federal rates as follows:

December 31	2012		2011
Deferred tax assets:	$		$
Net operating loss carryforwards		18,182,000		15,065,000
Charitable contributions		2,800		3,000
Inventory Reserves		365,600		163,000
Stock-based compensation		52,300		361,000

Total deferred tax assets		18,602,700		15,592,000

Deferred tax liabilities:
Depreciation		(154,900)		(160,000)
Amortization		(51,700)		(51,000)

Total deferred tax liabilities		(206,600)		(211,000)

Net deferred tax assets		18,396,100		15,381,000

Valuation allowance		(18,396,100)		(15,381,000)

As of December 31, 2012, the Company had net operating loss carry forwards of approximately $48.3 million to offset future taxable income which expire in various years through 2031. A valuation allowance is recorded to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that a portion or none of the deferred tax assets will be realized. After consideration of all the evidence, including reversal of deferred tax liabilities, future taxable income and other factors, management has determined that a full valuation allowance is necessary as of December 31, 2012 and 2011. The valuation allowance increased by $3,015,100 and $3,572,000 during 2012 and 2011, respectively.

The net income tax benefit of approximately $738,000 for 2012 was the result of the Company’s ability to utilize net operating losses and franchise tax adjustments which resulted in tax refunds. The Company had no income tax expense or income tax benefit for 2011 due to incurrence of net operating losses. The Company does not believe there are any additional tax refund opportunities currently available.